UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2026

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive offices)
75201
(Zip Code)
Registrant’s telephone number, including area code: (214) 932-6600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	The Nasdaq Stock Market
5.75% Non-Cumulative Perpetual Preferred Stock Series B, par value $0.01 per share	TCBIO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On April 23, 2026, Texas Capital Bancshares, Inc. issued a press release and made available presentation slides regarding its operating and financial results for its fiscal quarter ended March 31, 2026. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the presentation is attached hereto as Exhibit 99.2.
The information in Item 2.02 of this report (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
John Cummings, Managing Director and Chief Administrative Officer of the Company, has been named as the Company’s Chief Operating Officer, effective April 16, 2026. Biographical and other information regarding Mr. Cummings required by Items 401(b) and 401(e) of Regulation S-K is contained in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on March 12, 2026, and such information is incorporated by reference into this Current Report on Form 8-K.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On April 21, 2026, the Company held its Annual Meeting. The matters voted on at the Annual Meeting and final voting results are summarized below.

Proposal 1 - A Company proposal to elect ten (10) directors each to serve until the next annual meeting of stockholders or until their successors are elected and qualified:

	Number of Shares
Nominee	Voted For	Votes Withheld	Broker Non-Votes
Paola M. Arbour	40,057,940	200,892	1,680,624
Jonathan E. Baliff	40,050,655	208,177	1,680,624
Ranjana B. Clark	39,444,410	814,422	1,680,624
Rob C. Holmes	39,808,060	450,772	1,680,624
David S. Huntley	40,011,092	247,740	1,680,624
Thomas E. Long	34,486,859	5,771,973	1,680,624
Mark W. Midkiff	40,126,930	131,902	1,680,624
Steven P. Rosenberg	39,239,582	1,019,250	1,680,624
Dale W. Tremblay	36,250,517	4,008,315	1,680,624
Laura L. Whitley	40,065,371	193,461	1,680,624
Each of the ten director nominees was elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

Proposal 2 - A Company proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026:

Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
41,224,919	703,647	10,890	—

The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026 was ratified.

Proposal 3 - A Company proposal to approve, on an advisory basis, the 2025 compensation of the Company's named executive officers as disclosed in the Proxy Statement:

Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
38,825,187	1,401,553	32,092	1,680,624
The 2025 compensation of the Company’s named executive officers was approved by our stockholders on a non-binding advisory basis.

Proposal 4 - A Company proposal to approve the redomestication of the Company from Delaware to Texas by way of conversion:

Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
18,181,458	22,047,429	29,945	1,680,624
The redomestication of the Company from Delaware to Texas by way of conversion was not approved.

Proposal 5 - A Company proposal to approve, on an advisory basis, increasing the threshold to submit stockholder proposals:

Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
5,209,051	35,015,189	34,592	1,680,624
The proposal to increase the threshold to submit stockholder proposals was not approved.

Proposal 6 - A Company proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes to adopt any of the Proposals 2-5:

Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
13,035,806	28,845,931	57,719	—
The proposal to adjourn the Annual Meeting to a later date or dates to solicit additional proxies was not approved.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits
99.1    Press Release, dated April 23, 2026 announcing Texas Capital Bancshares, Inc.'s operating and financial results for its fiscal quarter ended March 31, 2026

99.2    Presentation dated April 23, 2026 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter ended March 31, 2026

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 23, 2026	TEXAS CAPITAL BANCSHARES, INC.
		By:	/s/ J. Matthew Scurlock
J. Matthew Scurlock Chief Financial Officer